UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2012

Facebook, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35551	20-1665019
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

(650) 308-7300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2012, the Board of Directors (the “Board”) of Facebook, Inc. (the “Company”) appointed Sheryl K. Sandberg, the Company’s Chief Operating Officer, as a member of the Board.

There is no arrangement or understanding with any person pursuant to which Ms. Sandberg was appointed as a director. Ms. Sandberg will not receive compensation for her service as a director.

In satisfaction of the disclosure required by Item 404(a) of Regulation S-K, the Company hereby incorporates by reference certain transactions described in the sections entitled “Equity Awards, Employment Agreements and Offer Letters,” “Indemnification Agreements,” and “Commercial Agreements” under the heading “Related Party Transactions” in the Company’s Registration Statement on Form S-1 (File No. 333-179287), as originally filed with the Securities and Exchange Commission on February 1, 2012, as subsequently amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: June 25, 2012	By:	/s/ Theodore W. Ullyot
		Name:	Theodore W. Ullyot
		Title:	Vice President, General Counsel, and Secretary